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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                January 13, 1999
                Date of Report (Date of earliest event reported)


                         Global TeleSystems Group, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                       0-23717                94-3068423
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                  1751 Pinnacle Drive
                North Tower, 12th Floor
                   McLean, VA  22102                      22102
       (Address of principal executive offices)         (Zip Code)


                                 (703) 918-4500
              (Registrant's telephone number, including area code)
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Item 5.          Other Events

         On January 13, 1999, Global TeleSystems Group, Inc., through its subsidiary GTS Translantic Holdings Ltd., entered into an agreement with FLAG Telecom to form a 50/50 joint venture that will build and operate a transoceanic fiber optic link between Europe and the United States to be known as FLAG Atlantic-1. FLAG Atlantic-1's link is designed to carry voice, high-speed data and video traffic at speeds of 1.28 terabits per second, a 25-fold increase over current transatlantic cable systems. The joint venture will also provide backhaul links from the European landing points of the transoceanic link to Paris and London. By interconnecting to FLAG Atlantic-1, GTS Carrier Services and its subsidiary HER will be able to provide their carrier and Internet service provider customers with high-capacity cable access from major European cities to New York City. GTS's investment in FLAG Atlantic-1 is designed to enable it to participate in the growth opportunity represented by the rapid increase in demand by business customers for Internet Protocol-based telecommunications services. The high-capacity fiber optic link will be based on synchronous digital hierarchy and use dense wave division multiplexing technology. FLAG Atlantic-1 is expected to being offering service by the end of the year 2000. The project is subject to financing, the execution of related agreements and other conditions. Additional information regarding GTS's financial and other participation in the joint venture is set forth in the two press releases which are included as exhibits to this Report.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

        (c.)  Exhibits

              Designation               Description of Exhibit
              -----------               ----------------------

              99.1 Press release dated January 13, 1999 announcing joint venture agreement
              99.2 Press release dated January 13, 1999 discussing GTS's participation in the joint venture.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Global TeleSystems Group, Inc.
                                        (Registrant)



Date:  January 13, 1999                 /s/ Alan Krenek
                                        Vice President -
                                        Corporate Accounting

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                                EXHIBIT INDEX


Designation                 Description of Exhibit
-----------                 ----------------------

   99.1              Press release dated January 13, 1999
                     announcing joint venture agreement
   99.2              Press release dated January 13, 1999
                     discussing GTS's participation in the
                     joint venture.